Exhibit 99.2

ABOUT REGENCY

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency’s total assets before depreciation are $3.5 billion.

As of June 30, 2004, the Company owns 260 retail properties, including those held in joint venture partnerships, totaling 30 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency’s portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson’s, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are fundamentally differentiating factors for Regency. PCI is Regency’s relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency’s operating and development expertise continues to create value from the operating portfolio and from new development opportunities. At the end of the second quarter of 2004, Regency had 34 properties under development for an estimated total investment at completion of $480 million. These in-process developments are 65% funded and 79% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company’s investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION TABLE OF CONTENTS
June 30, 2004

QUARTER HIGHLIGHTS	1

FINANCIAL INFORMATION:

Summary Financial Information	2

Consolidated Balance Sheet	3

Consolidated Statement of Operations (FFO format)	4

Reconciliation of FFO to Net Income	5

Consolidated Statement of Operations (GAAP basis)	6

Basic and Diluted Per Share Calculation (EPS and FFO)	7

Summary of Outstanding Debt	8-9

Acquisitions, Dispositions and Sales	10-13

Development Summary	14-15

Investments in Real Estate Partnerships	16

Unconsolidated Real Estate Partnerships Balance Sheet	17

Unconsolidated Real Estate Partnerships Statements of Operations	18

Securities Issued Other than Common Stock	19

REAL ESTATE INFORMATION:

Summary Retail Property Information	20

Portfolio Summary Report by Region	21-29

Significant Tenant Rents	30

10 Year Lease Expiration Table	31

FORWARD-LOOKING INFORMATION:

Earnings and Valuation Guidance	32

FFO per Share Guidance Reconciliation	33

QUARTER HIGHLIGHTS

Operating Results

For the second quarter of 2004, same property NOI growth was 2.3%. Operating properties were 95.3% leased. During the quarter 890,000 square feet of GLA was renewed or newly leased through 357 leasing transactions. Rent growth was 5.8% for the quarter.

Financial Results

Net income for the quarter was $25 million, or $0.41 per diluted share. Funds From Operations were $46.7 million, or $0.75 per diluted share.

Development Activity

Regency began development of two new centers in the second quarter:

•	Fortuna in the Washington D.C. area

•	Regency Commons in Cincinnati, Ohio

For more information, please see page 14.

Disposition Activity

During the second quarter, Regency sold:

•	Four development properties at a gross sales price of $23.4 million and an average cap rate of 8.4%

•	One operating property to the joint venture with Macquarie CountryWide at a gross sales price of $17.3 million and a cap rate of 8.25%

For more information on these dispositions, please see page 12-13.

SUMMARY FINANCIAL INFORMATION For the Periods Ended June 30, 2004 and December 31, 2003 and 2002

Financial Results

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual

Net Income for common stockholders	$25,059,426	$25,632,015	$46,479,628	$43,556,467
Basic EPS	$0.41	$0.43	$0.77	$0.72
Diluted EPS	$0.41	$0.42	$0.77	$0.72
Diluted EPS per share growth rate	-2.4%		6.9%

Funds from Operations for common stockholders	$46,651,824	$41,309,239	$88,526,111	$79,715,307
FFO per share - Basic	$0.76	$0.68	$1.45	$1.31
FFO per share - Diluted	$0.75	$0.67	$1.43	$1.28
Diluted FFO per share growth rate	11.9%		11.7%

Dividends paid per share and unit	$0.530	$0.520	$1.060	$1.040
Payout ratio of Diluted FFO per share	70.7%	77.6%	74.1%	81.3%

Interest Coverage Ratios
Interest only	3.3	3.0	3.1	3.0
Capitalized interest	$3,180,474	$3,407,561	$6,503,956	$6,192,236
Fixed Charge (debt svc + preferred dividends)	2.4	2.2	2.3	2.1

Capital Information

	Current	YTD Change	12/31/03	12/31/02
Closing common stock price per share	$42.90	$3.05	$39.85	$32.40
Shareholder Return (assumes no reinvestment of dividends)	10.3%

Common shares and Equivalents Outstanding	62,113,739	887,157	61,226,582	61,511,894

Market equity value of Common and Convertible shares	$2,664,679	$224,800	$2,439,879	$1,992,985
Non-Convertible Preferred Units and shares	$304,000	$0	$304,000	$384,000
Outstanding debt (000’s)	$1,506,712	$53,935	$1,452,777	$1,333,524

Total market capitalization (000’s)	$4,475,392	$278,736	$4,196,656	$3,710,509
Debt to Total Market Capitalization	33.7%	-1.0%	34.6%	35.9%

Total real estate at cost before depreciation (000’s)	$3,285,949	$119,603	$3,166,346	$3,094,071
Total assets at cost before depreciation (000’s)	$3,466,616	$82,722	$3,383,894	$3,313,524
Debt to Total Assets before Depreciation	43.5%	0.5%	42.9%	40.2%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding	60,870,508	962,551	59,907,957	59,557,036
Exchangeable O.P Units held by minority interests	1,243,231	(75,394)	1,318,625	1,504,458
Convertible Securities	0	0	0	450,400

Total Common Shares & Equivalents	62,113,739	887,157	61,226,582	61,511,894

CONSOLIDATED BALANCE SHEETS For the Periods Ended June 30, 2004 and December 31, 2003 and 2002

	2004	2003	2002
Assets
Real Estate Investments at cost:
Operating properties	$2,718,223,535	2,652,175,682	2,686,844,320
Properties in development	466,333,008	369,474,460	276,085,435

	3,184,556,543	3,021,650,142	2,962,929,755
Operating properties held for sale	0	4,200,008	5,658,905
Less: accumulated depreciation	313,600,632	285,664,875	244,595,928

	2,870,955,911	2,740,185,275	2,723,992,732

Investments in real estate partnerships	101,392,449	140,496,074	125,482,151

Net real estate investments	2,972,348,360	2,880,681,349	2,849,474,883

Cash and cash equivalents	5,380,223	29,868,622	56,447,329
Notes receivable	66,529,435	70,781,914	56,630,876
Tenant receivables, net of allowance for uncollectible accounts	42,806,132	54,573,165	47,983,160
Deferred costs, less accumulated amortization	41,939,915	35,803,525	36,644,959
Acquired lease intangible assets, net	11,845,759	10,205,493	2,634,511
Other assets	12,165,307	16,314,645	19,112,148

	$3,153,015,131	3,098,228,713	3,068,927,866

Liabilities and Stockholders’ Equity

Notes payable	$1,201,712,249	1,257,776,805	1,253,524,045
Unsecured line of credit	305,000,000	195,000,000	80,000,000

Total Notes Payable	1,506,712,249	1,452,776,805	1,333,524,045

Tenant’s security and escrow deposits	9,628,230	9,358,023	8,847,603
Acquired lease intangible liabilities, net	5,638,084	6,115,066	7,069,030
Accounts payable and other liabilities	105,555,176	94,279,961	76,908,233

Total liabilities	1,627,533,739	1,562,529,855	1,426,348,911

Preferred units	223,525,891	223,525,891	375,403,652
Exchangeable operating partnership units	24,506,895	26,544,594	30,629,974
Limited partners’ interest in consolidated partnerships	2,544,612	4,650,626	14,825,256

Total minority interests	250,577,398	254,721,111	420,858,882

Stockholders’ Equity
Cumulative redeemable preferred stock	75,000,000	75,000,000	10,505,591
Common stock, $.01 par	660,113	649,561	634,804
Additional paid in capital, net of Treasury stock	1,300,121,699	1,282,947,196	1,290,109,653
Accumulated other comprehensive (loss) income	(5,576,999)	174,747	0
Distributions in excess of net income	(95,300,819)	(77,793,757)	(79,529,975)

Total Stockholders’ Equity	1,274,903,994	1,280,977,747	1,221,720,073

	$3,153,015,131	3,098,228,713	3,068,927,866

Ratios	2004	2003	2002
Debt to Real Estate Assets, at cost before depreciation	45.9%	45.9%	43.1%
Debt to Total Assets, at cost before depreciation	43.5%	42.9%	40.2%
Debt + Preferred Stock and Units to Total Assets, at cost before depreciation	52.1%	51.8%	51.9%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)	81.7%	80.8%	81.9%
Unsecured NOI to Total NOI (REG 100% owned only)	81.4%	82.0%	85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS (Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K) For the Periods Ended June 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual

Real Estate Revenues:
Minimum rent	$72,077,396	$70,793,345	$143,261,633	$140,958,686
Percentage rent	338,545	453,019	797,294	762,914
Recoveries from tenants	18,450,226	18,249,429	37,453,360	37,366,733
Other tenant income	1,821,797	1,181,134	3,406,402	3,048,155

	92,687,964	90,676,927	184,918,689	182,136,488

Real Estate Operating Expenses:
Operating and maintenance	13,210,301	13,580,364	26,724,252	27,043,480
Real estate taxes	10,120,206	9,952,188	20,948,137	20,179,218

	23,330,507	23,532,552	47,672,389	47,222,698

Net Operating Income	69,357,457	67,144,375	137,246,300	134,913,790

Development Gains and Mgmt Fees:
Development gains	2,653,777	6,402,755	3,054,120	6,029,457
Fees and commissions	1,766,433	1,884,096	3,376,617	3,444,944
Gains on sales of outparcels	3,548,378	779,044	6,901,536	3,262,358
Provision for income tax (expense)	(588,268)	0	(839,717)	0

	7,380,320	9,065,895	12,492,556	12,736,759

Other Operating Expense (Income):
General and administrative excluding franchise taxes	7,221,024	6,066,842	13,104,118	10,143,888
Franchise taxes	326,494	99,033	361,969	156,886
Depreciation and amortization	20,398,969	18,899,455	40,743,012	37,762,851
Net interest expense	18,729,991	21,002,583	39,891,761	41,770,702
(Gain) on sale of operating properties	(64,207)	(4,335,872)	(1,215,916)	(3,533,268)
Provision for loss on operating properties	0	1,968,520	0	1,968,520

	46,612,271	43,700,561	92,884,944	88,269,579

Minority interests (income)
Equity in income of unconsolidated partnerships	(1,944,112)	(1,984,089)	(3,577,744)	(4,320,068)
Preferred unit distributions	5,081,250	6,706,251	10,162,500	17,488,630
Exchangeable operating partnership units	441,118	655,237	826,275	1,091,938
Limited partners’ interest in consolidated partnerships	90,934	140,415	169,473	204,123

Net income	26,456,316	26,991,895	49,273,408	44,916,347

Preferred stock dividends	1,396,890	1,359,880	2,793,780	1,359,880

Net income for common stockholders	$25,059,426	$25,632,015	$46,479,628	$43,556,467

FUNDS FROM OPERATIONS AND OTHER INFORMATION For the Periods Ended June 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Funds From Operations Reconciliation:

Net income for common stockholders	$25,059,426	$25,632,015	$46,479,628	$43,556,467
Add (Less):
Depreciation expense - real estate only	$17,738,158	$16,821,606	$35,300,698	$33,571,474
Depreciation expense - joint ventures	$1,301,858	$888,118	$2,615,566	$1,688,751
Amortization of leasing commissions and intangibles	$2,175,471	$1,648,135	$4,519,860	$3,339,945
(Gain) on sale of operating properties	$(64,207)	$(4,335,872)	$(1,215,916)	$(3,533,268)
Minority interest of exchangeable partnership units	$441,118	$655,237	$826,275	$1,091,938

Funds from Operations (a)	$46,651,824	$41,309,239	$88,526,111	$79,715,307

FFO Per Share Reconciliation (Diluted):

Net income for common stockholders	$0.41	$0.42	$0.77	$0.72
Add (Less):
Depreciation expense - real estate only	$0.29	$0.27	$0.57	$0.54
Depreciation expense - joint ventures	$0.02	$0.01	$0.04	$0.03
Amortization of leasing commissions and intangibles	$0.04	$0.03	$0.07	$0.05
(Gain) on sale of operating properties	$(0.00)	$(0.07)	$(0.02)	$(0.06)
Minority interest of exchangeable partnership units	$0.00	$0.00	$0.00	$0.00

Funds from Operations (a)	$0.75	$0.67	$1.43	$1.28

Additional Disclosures:

Straight-line rental income	$943,154	$938,672	$2,078,398	$2,042,523
Market rent amortization income from acquired leases	$238,491	$238,491	$476,982	$476,982
Provision for loss on sale of operating properties	$0	$1,968,520	$0	$1,968,520
Preferred stock and unit issuance costs	$0	$0	$0	$1,922,239
Debt premium amortization income	$321,226	$368,428	$753,548	$736,856
Stock based compensation expense	$1,678,795	$1,450,413	$3,452,949	$2,885,019

Capital Expenditures (non-revenue enhancing only)

Leasing commissions - Non-revenue enhancing	$1,625,199	$2,145,268	$3,665,021	$3,531,909
Tenant improvements - Non-revenue enhancing	$1,540,219	$1,770,322	$2,202,128	$3,330,481
Building improvements - Non-revenue enhancing	$1,466,763	$1,658,583	$2,199,398	$2,671,882

Capital Expenditures (including revenue-enhancing)

Leasing commissions	$1,625,199	$3,167,093	$3,665,021	$5,404,589
Tenant improvements	$1,540,219	$1,957,366	$2,202,128	$3,671,868
Building improvements	$1,466,763	$1,704,125	$2,199,398	$2,829,717

(revenue enhancing excludes costs incurred for in-process development projects)

(a)	Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency’s taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS) For the Periods Ended June 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Revenues:

Minimum rent	$71,831,777	$67,961,875	$142,165,818	$134,864,149
Percentage rent	338,545	463,030	791,955	761,871
Recoveries from tenants	20,053,739	18,904,778	40,327,088	39,032,128
Management fees and commissions	1,766,433	1,884,096	3,376,617	3,444,944
Equity in income of investments in real estate partnerships	1,944,112	1,984,089	4,688,706	4,320,068

Total revenues	95,934,606	91,197,868	191,350,184	182,423,160

Operating Expenses:

Depreciation and amortization	20,329,877	18,052,379	40,455,768	35,985,310
Operating and maintenance	13,142,098	12,960,750	26,445,162	25,696,402
General and administrative	7,221,024	6,165,875	13,104,118	10,300,774
Real estate taxes	10,045,098	9,580,546	20,585,669	19,408,296
Other operating expense	662,621	677,699	1,150,313	1,104,438

Total operating expenses	51,400,718	47,437,249	101,741,030	92,495,220

Other Expense (Income):

Interest expense, net of interest income	18,664,710	20,816,951	39,818,374	41,398,583
Gain from sale of properties	(3,666,980)	(7,427,200)	(7,650,040)	(9,803,467)

Total other expense	14,997,730	13,389,751	32,168,334	31,595,116

Income before minority interests	29,536,158	30,370,868	57,440,820	58,332,824

Minority interest preferred unit distributions	(5,081,250)	(6,706,251)	(10,162,500)	(17,488,630)
Minority interest of exchangeable operating partnership units	(399,593)	(557,075)	(777,158)	(963,640)
Minority interest of limited partners	(90,934)	(140,415)	(169,473)	(204,123)

Income from continuing operations	23,964,381	22,967,127	46,331,689	39,676,431

Discontinued Operations:

Operating Income (loss) from discontinued operations	49,589	(629,249)	487,615	1,212,476
Gain from sale of properties	2,442,346	4,654,017	2,454,104	4,027,440

Income from discontinued operations	2,491,935	4,024,768	2,941,719	5,239,916

Net Income	26,456,316	26,991,895	49,273,408	44,916,347

Preferred stock dividends	(1,396,890)	(1,359,880)	(2,793,780)	(1,359,880)

Net income for common stockholders	$25,059,426	$25,632,015	$46,479,628	$43,556,467

CALCULATION OF EARNINGS AND FFO PER SHARE For the Periods Ended June 30, 2004 and 2003

	Three Months Ended		Year to Date
	2004 Actual	2003 Actual	2004 Actual	2003 Actual
Earnings Per Share

Net Income for Basic EPS	$25,059,426	$25,632,015	$46,479,628	$43,556,467
Increases to Diluted EPS as a result of Dilutive CSE’s
Minority interest of exchangeable operating partnership units	441,118	655,237	826,275	1,091,938

Net Income for Diluted EPS	$25,500,544	$26,287,252	$47,305,903	$44,648,405

Net Income from discontinued operations for Basic EPS	2,491,935	4,024,768	2,941,719	5,239,916
Minority interest of exchangeable operating partnership units	41,525	98,162	49,117	128,298

Net Income from discontinued operations for Diluted EPS	$2,533,460	$4,122,930	$2,990,836	$5,368,214

Earnings Per Share:
Basic NI for CS before Disc. Ops.	$0.37	$0.36	$0.72	$0.63
Diluted NI for CS before Disc. Ops.	$0.37	$0.36	$0.72	$0.63

Basic Discontinued Operations	$0.04	$0.07	$0.05	$0.09
Diluted Discontinued Operations	$0.04	$0.06	$0.05	$0.09

Basic NI for common stockholders	$0.41	$0.43	$0.77	$0.72
Diluted NI for common stockholders	$0.41	$0.42	$0.77	$0.72

Funds From Operations Per Share

Funds from Operations for Basic FFO per share	$46,210,706	$40,654,002	$87,699,836	$78,623,369

Increases to Diluted FFO as a result of Dilutive CSE’s
Minority interest of exchangeable operating partnership units	441,118	655,237	826,275	1,091,938

Funds from Operations for Diluted FFO per share	$46,651,824	$41,309,239	$88,526,111	$79,715,307

FFO Per Share:
Basic	$0.76	$0.68	$1.45	$1.31
Diluted	$0.75	$0.67	$1.43	$1.28

Weighted Average Shares Outstanding

Weighted Average Shares for Basic
Net Income and FFO Per Share	60,783,096	60,162,166	60,456,505	60,167,336

Dilutive Common Stock Equivalents for EPS:
O.P. Unit equivalents after conversion to common	958,723	1,462,560	1,050,144	1,480,087
Compensation based stock options (Treasury Method)	150,466	386,424	248,934	411,721

Weighted Average Shares for Diluted EPS	61,892,285	62,011,150	61,755,583	62,059,144

Dilutive Common Stock Equivalents for FFO:
None	0	0	0	0

Weighted Average Shares for Diluted
Funds from Operations Per Share	61,892,285	62,011,150	61,755,583	62,059,144

SUMMARY OF OUTSTANDING DEBT

Total Debt Outstanding	06/30/04	12/31/03
Mortgage loans payable:
Fixed rate secured loans	$211,657,907	217,001,451
Variable rate secured loans	41,198,125	41,628,717
Unsecured debt offering fixed rate	948,856,218	999,146,637
Unsecured line of credit variable rate	305,000,000	195,000,000

Total	$1,506,712,250	1,452,776,805

Schedule of Maturities by Year:	Scheduled Amortization	Unsecured Line of Credit	Term Maturities	Total
current year	$2,435,606	—	22,069,293	24,504,899
2005	3,721,402	—	168,531,010	172,252,412
2006	3,427,426	—	21,127,197	24,554,622
2007	3,007,817	305,000,000	26,010,286	334,018,103
2008	2,822,995	—	19,620,241	22,443,236
2009	2,791,322	—	53,090,421	55,881,743
2010	2,595,861	—	177,142,272	179,738,133
2011	2,560,831	—	251,020,129	253,580,959
2012	2,641,213	—	255,430,229	258,071,442
2013	2,834,061	—	—	2,834,061
2014	1,754,790	—	158,180,994	159,935,784
>10 years	3,117,425	—	11,146,064	14,263,488
Net unamortized debt premiums	—	—	4,633,367	4,633,367

	$33,710,749	305,000,000	1,168,001,501	1,506,712,250

Percentage of Total Debt:	06/30/04	12/31/03
Fixed	77.02%	83.71%
Variable	22.98%	16.29%

Current Average Interest Rate:
Fixed	7.13%	7.54%
Variable	2.02%	2.01%
Effective Interest Rate*	5.95%	6.64%

*	rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

SUMMARY OF OUTSTANDING DEBT
Consolidated debt by maturity date

Lender	Secured Property	Rate	Maturity	06/30/04	12/31/03

Fixed Rate Loans:
Debt Offering	Unsecured	7.400%	04/01/04	—	199,990,900
Community Dev. Comm. City of Vista	Vista Village	7.100%	07/01/04	—	2,000,000
Principal Mutual Life Insurance Co.	Cochran’s Crossing	8.410%	12/01/04	5,669,568	5,720,439
Ellen Kelly Woolaver	Hillsboro Pike	7.100%	01/15/05	201,600	403,200
Nationwide Life Insurance Co.	Friar’s Mission	9.500%	06/10/05	14,947,291	15,143,849
IDS Certificate Co.	St. Ann Square	9.500%	07/01/05	—	4,339,211
Debt Offering	Unsecured	7.125%	07/15/05	99,965,431	99,948,145
Teachers Ins & Annuity of America	Westchester Plaza	8.010%	09/05/05	5,130,243	5,205,745
Teachers Ins & Annuity of America	East Pointe Crossing	8.010%	09/05/05	4,382,221	4,446,115
Allstate Insurance Company of America	Memorial Bend	7.920%	10/01/05	6,703,708	6,883,068
DLJ Commercial Mortgage	Northlake Village	8.780%	11/01/05	6,450,256	6,519,127
Woodmen of the World Life Ins. Society	Market at Round Rock	8.625%	09/01/05	6,602,477	6,693,790
Principal Mutual Life Insurance Co.	Briarcliff Village	7.040%	02/01/06	12,190,388	12,307,949
Teachers Ins & Annuity of America	Statler Square	8.110%	05/01/06	4,943,123	5,001,575
Teachers Ins & Annuity of America	Northgate Plaza/Maxtown	7.050%	08/01/06	4,785,047	4,855,598
Teachers Ins & Annuity of America	Kernersville Plaza	8.730%	04/01/07	4,734,212	4,788,416
Teachers Ins & Annuity of America	Maynard Crossing	8.735%	04/01/07	10,625,246	10,746,828
Principal Mutual Life Insurance Co.	Lakeshore	7.240%	12/10/07	3,330,134	3,373,320
Principal Mutual Life Insurance Co.	Shoppes at Mason	7.240%	12/10/07	3,505,404	3,550,863
Principal Mutual Life Insurance Co.	Lake Pine Plaza	7.240%	12/10/07	5,345,741	5,415,066
Northwestern Mutual Life Insurance Co.	Sterling Ridge	6.640%	07/01/08	10,639,988	10,708,498
Allstate Insurance Company of America	Alden Bridge	6.750%	08/01/08	10,190,319	10,272,838
Debt Offering	Unsecured	7.750%	04/01/09	50,000,000	50,000,000
Allstate Insurance Company of America	Ashford Place	8.950%	08/01/09	3,964,337	4,041,679
Northwestern Mutual Life Insurance Co.	Panther Creek	7.830%	04/01/10	10,364,430	10,411,756
Debt Offering	Unsecured	8.450%	09/01/10	149,832,598	149,819,020
Principal Mutual Life Insurance Co.	Cumming 400	7.970%	12/15/10	—	6,004,419
Principal Mutual Life Insurance Co.	Russell Ridge	7.970%	12/15/10	5,953,103	—
Debt Offering	Unsecured	8.000%	12/15/10	10,000,000	10,000,000
Principal Mutual Life Insurance Co.	Powers Ferry Village	7.970%	12/15/10	2,705,956	2,729,281
Debt Offering	Unsecured	7.950%	01/15/11	219,803,192	219,788,564
Wachovia Bank	Market at Opitz Crossing	7.300%	03/01/11	12,418,346	12,482,633
Debt Offering	Unsecured	7.250%	12/12/11	19,906,260	19,900,008
Debt Offering	Unsecured	6.750%	01/15/12	249,718,750	249,700,000
Prudential Mortgage Capital Co.	Tall Oaks Village Center	7.600%	05/01/12	6,289,136	6,316,571
Allstate Insurance Company of America	North Hills Town Center	7.370%	01/01/14	7,182,084	7,375,101
Debt Offering	Unsecured	4.950%	04/15/14	149,629,987	—
Northwestern Mutual Life Insurance Co.	Belleview Square	6.200%	07/01/14	10,000,000	—
United of Omaha Life Insurance Co.	Fleming Island	7.400%	03/05/15	2,754,384	2,837,744
Municipal Tax Bonds Payable	Friar’s Mission	7.600%	09/02/15	1,146,306	1,146,306
Aid Association of Lutherans	Woodman Van-Nuys	8.800%	09/15/15	4,937,741	5,063,698
Jefferson Pilot	Peartree Village	8.400%	06/01/17	11,674,803	11,797,330
Aid Association of Lutherans	Murrayhill Marketplace	8.050%	05/01/19	7,256,948	7,380,510
JP Morgan Chase Bank	Cherry Street	5.650%	08/01/23	—	5,650,012
Net unamortized premiums on assumed debt of acquired properties				4,633,367	5,388,916

Total Fixed Rate Debt				1,160,514,125	1,216,148,088

Variable Rate Loans:
First Star Bank	Hampstead Village	LIBOR + 1.35%	10/31/04	7,759,925	8,190,517
AmSouth	Trace Crossing	LIBOR + 1.50%	11/05/04	8,438,200	8,438,200
Wells Fargo Bank	$25 Million (Various properties)	LIBOR + 1.25%	07/17/05	25,000,000	25,000,000
Wells Fargo Bank	$500 Million Line of Credit	LIBOR + 0.75%	03/25/07	305,000,000	195,000,000

Total Variable Rate Debt				346,198,125	236,628,717

Total				$1,506,712,250	1,452,776,805

2004 SHOPPING CENTER ACQUISITIONS Regency’s 100% Owned Only

Date	Property	City/State	GLA	Regency Cost	Yield	Anchor Tenant
Apr-04	Braemar Shopping Center	Prince William County, VA	115,535	$22,941,500	8.04%	Safeway
Jun-04	Belleview Square	Denver, CO	117,545	$17,905,000	7.46%	King Soopers

			233,080	$40,846,500	7.79%

JOINT VENTURE 2004 SHOPPING CENTER ACQUISITIONS

Date	Property Name	Acquired from	City/State	GLA	Cost	Yield	Anchor Tenant
Columbia Regency Acquisitions
None

Macquarie Countrywide Acquisitions
Jun-04 Cherry Park Market		REG	Troutdale, OR	113,518	$17,272,073	8.25%	Safeway

				113,518	$17,272,073

2004 SHOPPING CENTER SALES Non-Development

Date	Property Name	City/State	GLA	Sales Price	Regency’s Share of Sales Price	Yield	Anchor Tenant
Sales of Properties 100% owned by Regency

Jan-04	The Marketplace at Alexander City	Alexander City, AL	162,723	$6,740,000	$6,740,000	12.49%	Wal-Mart (dark) / Winn Dixie
Feb-04	St. Ann Square	St. Ann, MO	82,408	$4,900,000	$4,900,000	11.49%	Kroger (dark)
Feb-04	Creekside Plaza Phase II	Arlington, TX	15,400	$3,211,725	$3,211,725	8.19%	Kroger -Phase I
Mar-04	Southpark	Tyler, TX	146,940	$12,100,000	$12,100,000	9.76%	Albertson’s
Jun-04	Cherry Park Market	Troutdale, OR	113,518	$17,272,073	$12,954,055	8.25%	Safeway

			520,989	$44,223,798	$39,905,780	10.71%

Sales of Properties owned by Joint Ventures

Mar-04	Creekside Plaza Phase I (OTR-JV)	Arlington, TX	85,616	$10,813,275	$6,371,505	8.19%	Kroger
Mar-04	Village Center (OTR-JV)	Southlake, TX	118,092	$17,475,000	$10,623,171	8.39%	Kroger

			203,708	$28,288,275	$16,994,676	8.32%

	Total Dispositions		724,697	$72,512,073	$56,900,456	9.99%

2004 DEVELOPMENT SALES

Date	Property Name	City/State	GLA	Sales Price	Regency's Share of Sales Price	Yield	Anchor Tenant
Sales to Macquarie Countrywide Joint Venture
	None

Sales to Third Parties
May-04	Cherry Street Center	Toledo, OH	54,660	$7,000,000	$7,000,000	10.30%	Farmer Jack
May-04	Shoppes of Ft. Wright	Ft. Wright, KY	18,856	$4,350,000	$4,350,000	7.00%	None
May-04	Matlock Center	Mansfield, TX	40,068	$7,300,000	$7,300,000	8.25%	Wal-Mart
Jun-04	Stonebridge Center	Mesa, AZ	30,236	$4,700,000	$4,700,000	7.00%	Safeway

			143,820	$23,350,000	$23,350,000	8.38%

	Third Party Sales		143,820	$23,350,000	$23,350,000	8.38%
	Joint Venture Sales		0	$0	$0	0.00%

			143,820	$23,350,000	$23,350,000	8.38%

IN-PROCESS DEVELOPMENTS June 30, 2004

Project Name	MSA	State	Anchor Tenant	Anchor Opens	Est. Net Development Costs	Est. Gross Costs	Est. Gross Costs to Complete (1)	Est.NOI Yield on Net Dev. Costs (2)	Company GLA	Company Owned % Leased	Gross GLA	% Leased
Valleydale Village Shopping Center	Birmingham	AL	Publix	06/25/03	12,741,337	14,955,497	935,506	9.56%	118,466	67%	118,466	67%
Alameda Bridgeside Shopping Center	Orange County	CA	Nob Hill	07/01/05	20,532,730	22,955,078	14,459,641	10.25%	102,950	57%	102,950	57%
Bear Creek	Riverside-San Bernandino	CA	Stater Bros.	11/01/04	16,633,877	18,109,154	9,834,489	9.74%	81,219	84%	81,219	84%
Clayton Valley Shopping Center	Oakland	CA	Safeway	05/01/05	34,663,441	34,663,441	7,578,842	8.35%	236,683	82%	236,683	82%
Falcon Ridge	Riverside-San Bernandino	CA	Stater Bros.	02/01/05	31,644,237	45,611,217	35,367,910	11.60%	230,911	55%	368,124	72%
Gilroy	San Jose	CA	Kohl's, Target	05/01/04	47,947,109	69,623,928	11,380,448	10.38%	325,431	96%	479,971	97%
Hasley Canyon Village	Los Angeles	CA	Ralph's	12/01/04	14,186,732	14,511,505	8,943,347	10.58%	69,800	95%	69,800	95%
Victoria Gateway Center	Riverside-San Bernandino	CA	Circuit City	12/01/04	17,197,296	18,808,322	11,994,990	10.90%	99,257	80%	105,757	81%
Vista Village Phase I I	San Diego	CA	Staples	01/01/04	13,565,715	14,167,240	5,956,928	9.62%	55,000	0%	86,388	36%
Centerplace of Greeley II	Greeley	CO	Kohl's	05/01/04	8,604,682	10,280,416	660,845	10.30%	98,124	92%	98,124	92%
Hilltop Center	Denver	CO	King Soopers	11/01/03	7,100,149	14,244,934	357,725	11.35%	100,028	87%	100,028	87%
New Windsor	Greeley	CO	King Soopers	11/01/03	4,596,134	11,344,617	498,796	13.55%	95,877	85%	95,877	85%
East Towne Center	Orlando	FL	Publix	10/16/03	9,507,206	11,200,117	2,231,977	9.64%	69,841	88%	69,841	88%
Johns Creek Center	Jacksonville	Fl	Publix	12/01/04	14,298,083	16,860,412	9,330,354	11.58%	105,414	49%	105,414	49%
Vineyard Shopping Center	Tallahassee	FL	Publix	11/14/02	6,241,222	9,218,657	272,111	10.59%	62,821	84%	62,821	84%
Independence Square	Detroit	MI	Kroger	06/01/04	10,710,935	14,094,884	2,222,274	9.78%	89,083	85%	89,083	85%
Regency Commons	Cincinnati	OH	N/A	N/A	6,515,180	6,610,580	3,711,714	11.66%	31,016	18%	31,016	18%
McMinnville Market Center	Portland	OR	Albertson's	06/01/04	7,524,443	8,047,433	4,079,291	10.87%	74,400	91%	74,400	91%
Murray Landing	Columbia	SC	Publix	10/08/03	7,341,554	10,160,386	90,446	9.81%	64,441	91%	64,441	91%
Pelham Commons	Greenville	SC	Publix	06/25/03	9,091,611	9,968,739	278,213	10.06%	76,541	91%	76,541	91%
Atascocita Center	Houston	TX	Kroger	11/01/03	11,204,245	16,211,692	7,603,645	10.78%	94,180	80%	94,180	80%
Kleinwood Center	Houston	TX	HEB	10/01/03	22,959,317	27,037,766	1,648,911	10.50%	152,886	84%	152,886	84%
Legacy Center	Dallas	TX	Albertson's	06/01/03	9,531,369	16,293,649	577,230	10.77%	56,669	67%	119,473	84%
Main Street Center	Dallas	TX	Albertson's	09/01/03	6,382,617	11,152,219	1,304,283	11.91%	42,922	72%	105,244	89%
Rockwall	Dallas	TX	Tom Thumb	07/01/04	9,914,951	14,125,212	7,589,178	10.63%	65,644	0%	122,661	46%
Signature Plaza	Dallas	TX	Kroger	02/01/05	2,920,674	8,096,987	4,204,607	19.62%	28,795	52%	90,757	85%
Spring West	Houston	TX	HEB	04/01/05	17,045,487	20,998,472	13,808,777	10.36%	128,796	75%	128,796	75%
Fortuna	Washington D.C.	VA	Shoppers Food Warehouse	07/01/05	15,964,379	24,456,840	15,694,374	10.49%	108,442	65%	232,177	84%
Hollymead	Charlottesville	VA	Harris Teeter	05/01/05	26,790,765	37,652,033	23,319,128	10.16%	155,107	39%	297,607	68%
Signal Hill	Washington D.C.	VA	Shoppers Food Warehouse	09/01/04	17,603,179	17,873,736	6,322,137	10.94%	108,481	85%	108,481	85%
Padden Parkway (Phase I and II)	Portland	WA	Albertson's	05/01/03	11,286,048	13,964,479	597,471	10.45%	83,569	78%	88,569	79%
Spokane Valley Plaza	Spokane	WA	PetSmart	01/01/05	4,868,295	4,868,295	2,957,212	16.75%	38,647	71%	38,647	71%

Total Consolidated					457,114,999	588,167,937	215,812,801	10.46%	3,251,441	73%	4,096,422	79%

Pacific Coast Plaza	Los Angeles	CA	Sav-On	07/01/04	5,487,835	5,487,835	1,179,413	11.02%	13,212	100%	13,212	100%
Indian Springs	Houston	TX	HEB	03/19/04	17,779,310	23,991,126	1,934,092	12.38%	135,756	84%	135,756	84%

Total Unconsolidated					23,267,145	29,478,961	3,113,505	12.06%	148,968	86%	148,968	86%

Total					480,382,144	617,646,898	218,926,306	10.53%	3,400,409	74%	4,245,390	79%

Notes:

(1)	Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2)	The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.6%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE June 30, 2004

In-Process Developments Projected Funding (1)

($ Thousands)

	Q3 2004E	Q4 2004E	2005+E
Properties in development	$70,000 - $80,000	$45,000 - $55,000	$89,000 -$109,000
(1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.

Estimated Property Stabilization

($ Thousands)

	Q1 2004A	Q2 2004A	Q3 2004E	Q4 2004E	2005+E
Properties in development (2)
Gross Dev. Costs:	$119,529	$33,091	$20,000 - $30,000	$170,000 - $180,000	$410,000 - $440,000
Net Dev. Costs:	$97,479	$30,567	$15,000 - $25,000	$130,000 - $140,000	$310,000 - $330,000

(2)	40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

INVESTMENTS IN REAL ESTATE PARTNERSHIPS June 30, 2004

							Regency
Legal Entity	Property Name	Number of Properties	Total GLA	Total Assets	Total Debt	Lender	Ownership Interest	Share of Debt	Investment 06/30/04	Equity Pick-up
Queensborough Associates, L.P.	Queensborough	1	82,333	$6,797,601	$—	—	50.00%	$—	$3,387,538	$131,193
OTR/Regency Texas Realty Holdings, L.P.	Village Center & Creekside *	—	—	200,467	—	—	30.00%	—	—	1,226,472
Tinwood LLC	Regency Village	1	83,170	18,607,704	—	—	50.00%	—	10,057,583	163,892
Columbia Regency Retail Partners, LLC	Various	13	2,131,261	291,933,117	96,710,000	Various	20.00%	19,342,000	38,686,622	1,270,793
Macquarie CountryWide-Regency, LLC	Various	27	2,937,953	413,236,145	217,308,568	Various	25.00%	52,603,877	37,766,703	1,579,027
Jog Road, LLC	Shops of San Marco	1	96,537	15,983,011	11,000,000	Wachovia	50.00%	5,500,000	2,373,121	169,136
Regency Woodlands/ Kuykendahl Retail, Ltd.	Indian Springs Center	1	135,756	24,464,395	14,589,718	Wells Fargo	50.00%	7,294,859	5,652,843	148,193
Hermosa Venture 2002, LLC	Hermosa Beach	1	13,212	4,945,887	—	—	27.00%	—	3,468,039	—

		45	5,480,222	$776,168,327	$339,608,286			$84,740,736	$101,392,449	$4,688,706

*	Properties were sold in March 2004

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS Balance Sheets June 30, 2004 and December 31, 2003 ( in thousands)

	2004	2003
Assets
Real estate, at cost
Land	$294,747	291,665
Buildings and improvements	422,337	432,157

	717,084	723,822
Less: accumulated depreciation	29,178	23,076

	687,906	700,746
Properties in development	20,371	26,784

Net real estate investments	708,277	727,530
Cash and cash equivalents	6,016	19,716
Tenant receivables, net of allowance for uncollectible accounts	10,787	13,806
Deferred costs, less accumulated amortization	5,088	4,821
Acquired lease intangible assets, net	43,342	45,252
Other assets	2,658	1,065

	$776,168	812,190

Liabilities and Equity
Liabilities:
Notes payable	$339,608	322,238
Accounts payable and other liabilities	10,909	12,012
Tenants' security and escrow deposits	2,187	2,090

Total liabilities	352,704	336,340

Equity:
Equity - Regency Centers	101,392	140,496
Equity - Third parties	322,072	335,354

Total equity	423,464	475,850

	$776,168	812,190

DEBT: (in thousands)
	Average Interest Rate	Average Maturity	2004	2003
Fixed	5.28%	02/12/10	$261,148	228,077
Variable	LIBOR + 1.25%	02/17/05	$78,460	94,161

UNCONSOLIDATED REAL ESTATE PARTNERSHIPS Statements of Operations June 30, 2004 and 2003 ( in thousands)

	For the three months ended		Year to date
	2004	2003	2004	2003
Revenues:
Property revenues	$23,659	17,153	46,121	33,422

Operating expenses:
Operating and maintenance	3,505	2,462	6,928	4,760
Real estate taxes	2,605	2,083	5,104	3,969

Total operating expenses	6,110	4,545	12,032	8,729

Net operating income	17,549	12,608	34,089	24,693

Other expense (income):
General and administrative	771	675	1,494	1,168
Depreciation and amortization expense	6,254	3,450	11,958	6,889
Interest expense, net	3,673	2,303	7,329	4,455
(Gain) loss on sale of operating properties	(35)	15	(8,246)	(661)

Total other expense (income)	10,663	6,443	12,535	11,851

Net income	$6,886	6,165	21,554	12,842

Regency's Pro Rata Share of:
Net Operating Income	$4,310	3,360	8,415	6,576

SECURITIES ISSUED OTHER THAN COMMON STOCK

Security Issued :	SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
- Regency Centers Corporation

	• Issuance Date	April 3, 2003
	• Original Amount Issued	$75 Million
	• Conversion	Nonconvertible
	• Dividend	7.45% annual dividend
	• Redeemable	On or after April 3, 2008

Security Issued :	PERPETUAL PREFERRED UNITS
- Regency Centers, L.P.

	• Issuance Dates	Jun-98, Sep-99, May-00, Sep-00
	• Original Amount Issued	$384 Million
	• Redemption	$155 Million
	• Average Rate	8.88%
	• Current Balance	$229 Million

Security Issued :	EXCHANGEABLE OPERATING PARTNERSHIP UNITS
- Regency Centers, L.P.

	• Issuance Date	Variable
	• Units Outstanding	1,243,231 OP Units
	• Conversion	Convertible into Common Stock 1:1
	• Dividend	Equal to current Common Dividend

SUMMARY RETAIL PROPERTY INFORMATION

Retail Real Estate Portfolio	Current	12/31/03	12/31/02	12/31/01

Company owned GLA (including joint ventures)	29,971,402	30,347,744	29,482,626	29,089,493

GLA under Development	3,523,671	3,984,509	3,126,483	3,865,745

Company owned GLA Growth	-1.2%	2.9%	1.4%	3.9%

Total GLA including anchor owned stores	32,085,378	32,456,685	31,400,423	31,050,725

Total Retail Shopping Center Properties	260	265	262	272

Properties in Development included above	34	36	34	41

Total Grocery anchored shopping centers	223	228	225	225

% leased - All Properties	92.9%	92.2%	91.5%	92.7%

% leased - Excluding Development	95.3%	95.4%	94.8%	94.9%

Total Net Operating Income	$137,246,300	$273,439,380	$282,136,389	$264,640,770

Base rent growth	8.9%	9.5%	10.8%	10.5%

Same Property NOI Growth	2.3%	2.7%	3.0%	3.2%

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Mid- Atlantic Region
Pike Creek		DE	Wilmington	Mid-Atlantic	1981	1998	229,510	229,510	99.52%	99.4%	49,069	Acme
White Oak - Dover DE		DE	Dover	Mid-Atlantic	2000	2000	10,908	10,908	100.00%	100.0%	—	—

		DE					240,418	240,418	99.5%	99.4%	49,069	1

Clinton Park	JV-C	MD	Washington DC	Mid-Atlantic	2003	2003	188,243	206,050	90.17%	91.7%	43,000	Giant

		MD					188,243	206,050	90.2%	91.7%	43,000	1

Echelon Village Plaza		NJ	Philadelphia	Mid-Atlantic	2000	2000	88,993	88,993	89.44%	98.6%	48,776	Genuardi’s

		NJ					88,993	88,993	89.4%	98.6%	48,776	1

Hershey		PA	None	Mid-Atlantic	2000	2000	6,000	6,000	100.00%	100.0%	—	—

		PA					6,000	6,000	100.0%	100.0%	—	0

Ashburn Farm Market Center		VA	Washington DC	Mid-Atlantic	2000	2000	91,905	91,905	100.00%	100.0%	48,999	Giant
Braemar Shopping Center		VA	Washington DC	Mid-Atlantic	2004	2004	—	96,439	NA	96.9%	57,860	Safeway
Brookville Plaza	JV-M	VA	Lynchburg	Mid-Atlantic	1991	1998	63,665	63,665	98.12%	98.1%	52,864	Kroger
Cheshire Station		VA	Washington DC	Mid-Atlantic	2000	2000	97,156	97,156	100.00%	100.0%	55,163	Safeway
Fortuna		VA	Washington DC	Mid-Atlantic	2004	2004	—	108,442	NA	65.0%	66,870	Shoppers Food Warehouse
Hollymead Town Center		VA	Charlottesville	Mid-Atlantic	2004	2003	155,207	155,107	39.05%	39.1%	60,607	Harris Teeter
Signal Hill		VA	Washington DC	Mid-Atlantic	2004	2003	108,481	108,481	66.48%	84.9%	67,470	Shoppers Food Warehouse
Somerset Crossing		VA	Washington DC	Mid-Atlantic	2002	2002	104,553	104,128	100.00%	100.0%	67,045	Shoppers Food Warehouse
Statler Square Phase I		VA	None	Mid-Atlantic	1996	1998	133,660	133,660	97.91%	97.9%	65,003	Kroger
Tall Oaks Village Center		VA	Washington DC	Mid-Atlantic	1998	2002	69,331	71,953	100.00%	96.4%	38,763	Giant
The Market at Opitz Crossing		VA	Washington DC	Mid-Atlantic	2003	2003	149,810	149,810	99.29%	98.9%	51,922	Safeway
Village Center at Dulles	JV-C	VA	Washington DC	Mid-Atlantic	1991	2002	298,601	298,601	99.18%	98.5%	48,424	Shoppers Food Warehouse

		VA					1,272,369	1,479,347	89.1%	88.9%	680,990	12

Regional Totals				Mid-Atlantic			1,796,023	2,020,808	90.7%	90.9%	821,835	15

Midwest Region
Frankfort Crossing Shopping Center		IL	Chicago	Midwest	1992	2003	107,734	114,534	98.19%	92.8%	64,937	Jewel
Hinsdale		IL	Chicago	Midwest	1986	1998	178,975	178,975	98.99%	100.0%	69,540	Dominick’s
Westbrook Commons		IL	Chicago	Midwest	1984	2001	121,502	121,502	92.84%	92.8%	51,304	Dominicks

		IL					408,211	415,011	97.0%	95.9%	185,781	3

Franklin Square	JV-M	KY	Lexington	Midwest	1988	1998	203,317	203,317	97.93%	97.0%	50,499	Kroger
Shoppes of Ft Wright		KY	Cincinnati	Midwest	2003	2003	20,360	—	93.12%	0.0%	—	—
Silverlake	JV-M	KY	Cincinnati	Midwest	1988	1998	99,352	99,352	98.49%	98.5%	60,000	Kroger

		KY					323,029	302,669	97.8%	97.5%	110,499	2

Fenton Marketplace		MI	Flint	Midwest	1999	1999	97,224	97,224	98.56%	98.6%	53,739	Farmer Jack
Independence Square		MI	Detroit	Midwest	2004	2003	88,995	89,083	72.50%	85.3%	60,137	Kroger
Lakeshore		MI	Detroit	Midwest	1996	1998	85,940	85,940	85.04%	85.0%	49,465	Kroger
Waterford Towne Center		MI	Detroit	Midwest	1998	1998	96,101	96,101	91.26%	95.6%	60,202	Kroger

		MI					368,260	368,348	87.2%	91.4%	223,543	4

St Ann Square		MO	St. Louis	Midwest	1986	1998	82,498	—	91.48%	0.0%	—	—

		MO					82,498	—	91.5%	NA	—	0

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Beckett Commons		OH	Cincinnati	Midwest	1995	1998	121,498	121,498	100.00%	98.3%	70,815	Kroger
Cherry Grove		OH	Cincinnati	Midwest	1997	1998	195,497	195,497	89.27%	90.1%	66,336	Kroger
Cherry Street Center		OH	Toledo	Midwest	2000	2000	54,660	—	100.00%	0.0%	—	—
East Pointe		OH	Columbus	Midwest	1993	1998	86,525	86,525	98.38%	98.4%	59,120	Kroger
Hyde Park		OH	Cincinnati	Midwest	1995	1997	397,893	397,893	95.23%	98.9%	169,267	Kroger/Thriftway
Kingsdale Shopping Center		OH	Columbus	Midwest	1999	1997	270,470	268,970	72.09%	57.7%	56,006	Giant Eagle
Kroger New Albany Center		OH	Columbus	Midwest	1999	1999	91,722	95,621	100.00%	98.5%	63,805	Kroger
Maxtown Road (Northgate)		OH	Columbus	Midwest	1996	1998	85,100	85,100	100.00%	100.0%	62,000	Kroger
Park Place Shopping Center		OH	Columbus	Midwest	1988	1998	106,833	106,833	96.33%	41.5%	—	—
Regency Commons		OH	Cincinnati	Midwest	2004	2004	—	31,016	NA	17.7%	—	—
Regency Milford Center	JV-MD	OH	Cincinnati	Midwest	2001	2001	108,903	108,903	88.42%	88.4%	65,000	Kroger
Shoppes at Mason		OH	Cincinnati	Midwest	1997	1998	80,800	80,800	97.52%	97.5%	56,800	Kroger
Westchester Plaza		OH	Cincinnati	Midwest	1988	1998	88,181	88,181	100.00%	100.0%	66,523	Kroger
Windmiller Plaza Phase I		OH	Columbus	Midwest	1997	1998	120,362	120,362	97.92%	97.9%	76,555	Kroger
Worthington Park Centre		OH	Columbus	Midwest	1991	1998	93,095	93,095	94.21%	94.2%	52,337	Kroger

		OH					1,901,539	1,880,294	92.5%	86.6%	864,564	12

Regional Totals				Midwest			3,083,537	2,966,322	93.0%	89.6%	1,384,387	21

Pacific Region
Alameda Bridgeside Shopping Center		CA	Orange County	Pacific	2004	2003	103,510	102,950	60.31%	56.9%	58,600	Nob Hill
Amerige Heights Town Center	JV-MD	CA	Los Angeles	Pacific	2000	2000	96,679	96,679	100.00%	100.0%	57,560	Albertson’s
Bear Creek Village Center		CA	Riverside-San Bernardino	Pacific	2004	2003	81,219	81,219	65.62%	84.5%	44,093	Stater Brother
Blossom Valley		CA	San Jose	Pacific	1990	1999	93,316	93,316	94.39%	100.0%	34,208	Safeway
Campus Marketplace	JV-M	CA	San Diego	Pacific	2000	2000	144,288	144,288	100.00%	100.0%	58,527	Ralph’s
Clayton Valley		CA	Oakland	Pacific	2004	2003	236,683	236,683	83.18%	82.4%	47,541	Safeway
Corral Hollow		CA	Stockton	Pacific	2000	2000	167,118	167,184	100.00%	100.0%	65,715	Safeway
Costa Verde		CA	San Diego	Pacific	1988	1999	178,622	178,622	100.00%	100.0%	40,000	Albertson’s
Diablo Plaza		CA	Oakland	Pacific	1982	1999	63,214	63,214	100.00%	100.0%	53,000	Safeway
El Camino		CA	Los Angeles	Pacific	1995	1999	135,884	135,884	100.00%	100.0%	35,650	Von’s Food & Drug
El Cerrito Plaza	JV-MD	CA	San Francisco	Pacific	2000	2000	255,953	256,048	96.30%	98.0%	77,888	Albertson’s/Trader Joe’s
El Norte Parkway Pla		CA	San Diego	Pacific	1984	1999	87,990	87,990	82.46%	84.0%	42,315	Von’s Food & Drug
Encina Grande		CA	Oakland	Pacific	1965	1999	102,499	102,499	93.81%	98.6%	22,500	Safeway
Falcon Ridge		CA	Riverside-San Bernardino	Pacific	2004	2003	245,857	230,911	21.28%	55.1%	43,718	Stater Brothers
Folsom Prairie City Crossing		CA	Sacramento	Pacific	1999	1999	93,134	93,134	91.31%	95.0%	55,255	Safeway
Friars Mission		CA	San Diego	Pacific	1989	1999	146,897	146,897	100.00%	100.0%	55,303	Ralph’s
Garden Village Shopping Center	JV-M	CA	Los Angeles	Pacific	2000	2000	112,852	112,767	100.00%	100.0%	57,050	Albertson’s
Gelson’s Westlake Market Plaza		CA	Ventura	Pacific	2002	2002	84,468	84,848	84.71%	95.4%	37,500	Gelsons
Gilroy		CA	San Jose	Pacific	2003	2002	334,409	325,431	89.58%	95.8%	—	—

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Hasley Canyon Village		CA	Los Angeles	Pacific	2003	2003	69,800	69,800	81.02%	95.3%	51,800	Ralph’s
Heritage Plaza		CA	Orange County	Pacific	1981	1999	231,602	231,602	98.94%	98.9%	44,376	Ralph’s
Loehmanns Plaza California		CA	San Jose	Pacific	1983	1999	113,310	113,310	100.00%	100.0%	53,000	Safeway
Morningside Plaza		CA	Orange County	Pacific	1996	1999	91,600	91,600	100.00%	96.5%	42,630	Stater Brother
Newland Center		CA	Orange County	Pacific	1985	1999	149,174	149,174	100.00%	100.0%	58,000	Albertson’s
Oakbrook Plaza		CA	Ventura	Pacific	1982	1999	83,279	83,279	98.20%	98.2%	43,842	Albertson’s
Pacific Coast Plaza	JV-O	CA	Los Angeles	Pacific	2003	2003	13,212	13,212	100.00%	100.0%	—	—
Park Plaza Shopping Center	JV-C	CA	Los Angeles	Pacific	1991	2001	193,529	197,166	91.78%	95.7%	28,210	Von’s Food & Drug
Plaza Hermosa		CA	Los Angeles	Pacific	1984	1999	94,940	94,940	100.00%	100.0%	36,800	Von’s Food & Drug
Powell Street Plaza		CA	Oakland	Pacific	1987	2001	165,928	165,928	98.05%	100.0%	10,122	Trader Joe’s
Rona Plaza		CA	Orange County	Pacific	1989	1999	51,754	51,754	100.00%	100.0%	37,194	Food 4 Less
Rosecrans & Inglewood		CA	Los Angeles	Pacific	2002	2002	12,000	—	100.00%	0.0%	—	—
San Leandro		CA	Oakland	Pacific	1982	1999	50,432	50,432	100.00%	100.0%	38,250	Safeway
Santa Ana Downtown		CA	Orange County	Pacific	1987	1999	100,305	100,305	98.83%	99.0%	37,972	Food 4 Less
Seal Beach	JV-C	CA	Orange County	Pacific	1966	2002	74,215	74,215	98.90%	94.9%	25,000	Safeway
Sequoia Station		CA	San Francisco	Pacific	1996	1999	103,148	103,148	100.00%	100.0%	62,050	Safeway
Strawflower Village		CA	San Francisco	Pacific	1985	1999	78,827	78,827	100.00%	100.0%	33,753	Safeway
Tassajara Crossing		CA	Oakland	Pacific	1990	1999	146,188	146,188	100.00%	100.0%	56,496	Safeway
The Shops of Santa Barbara		CA	Santa Barbara	Pacific	2004	2003	35,135	35,135	81.83%	81.8%	—	—
Torrance Strouds		CA	Los Angeles	Pacific	2002	2002	13,435	—	100.00%	0.0%	—	—
Twin Peaks		CA	San Diego	Pacific	1988	1999	198,139	198,139	97.92%	96.9%	44,686	Albertson’s
Valencia Crossroads		CA	Los Angeles	Pacific	2003	2002	180,517	167,857	100.00%	100.0%	35,000	Whole Foods
Ventura Village		CA	Ventura	Pacific	1984	1999	76,070	76,070	100.00%	100.0%	42,500	Von’s Food & Drug
Victoria Gateway Center		CA	Riverside-San Bernardino	Pacific	2004	2003	97,862	99,257	68.86%	80.1%	—	—
Vista Village Phase I & II		CA	San Diego	Pacific	2003	2002	164,262	178,262	84.69%	66.3%	25,000	Sprout’s
West Park Plaza		CA	San Jose	Pacific	1996	1999	88,103	88,103	100.00%	100.0%	24,712	Safeway
Westlake Village Plaza and Center		CA	Ventura	Pacific	1975	1999	190,525	190,519	97.01%	97.7%	41,300	Von’s Food & Drug
Westridge		CA	Los Angeles	Pacific	2003	2001	97,286	92,287	95.89%	100.0%	50,782	Albertson’s
Woodman Van Nuys		CA	Los Angeles	Pacific	1992	1999	107,614	107,614	100.00%	100.0%	77,648	Gigante
Woodside Central		CA	San Francisco	Pacific	1993	1999	80,591	80,591	100.00%	97.9%	—	—

		CA					5,917,374	5,869,278	91.4%	93.7%	1,887,546	42

Cherry Park Market	JV-M	OR	Portland	Pacific	1997	1999	113,518	113,518	91.74%	90.1%	55,164	Safeway
Hillsboro Market Center	JV-M	OR	Portland	Pacific	2000	2000	150,356	150,080	92.46%	100.0%	57,370	Albertson’s
McMinnville Market Center		OR	Portland	Pacific	2003	2003	74,400	74,400	83.45%	91.0%	53,641	Albertson’s
Murrayhill Marketplace		OR	Portland	Pacific	1988	1999	149,215	149,215	86.57%	85.7%	41,132	Safeway
Sherwood Crossroads		OR	Portland	Pacific	1999	1999	84,266	84,266	95.73%	94.3%	55,227	Safeway
Sherwood Market Center		OR	Portland	Pacific	1995	1999	124,257	124,257	98.31%	98.3%	49,793	Albertson’s
Sunnyside 205		OR	Portland	Pacific	1988	1999	53,094	52,710	98.15%	100.0%	—	—
Walker Center		OR	Portland	Pacific	1987	1999	89,609	89,609	93.98%	100.0%	—	—

		OR					838,715	838,055	92.2%	94.5%	312,327	6

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Cascade Plaza	JV-C	WA	Seattle	Pacific	1999	1999	217,657	211,072	99.21%	99.2%	49,440	Safeway
Inglewood Plaza		WA	Seattle	Pacific	1985	1999	17,253	17,253	100.00%	100.0%	—	—
James Center	JV-M	WA	Tacoma	Pacific	1999	1999	140,240	140,240	95.52%	94.1%	68,273	Fred Myer
Padden Parkway Market Center		WA	Portland	Pacific	2003	2002	88,569	83,569	75.91%	77.9%	52,443	Albertson’s
Pine Lake Village		WA	Seattle	Pacific	1989	1999	102,953	102,953	100.00%	100.0%	40,982	Quality Foods
Sammamish Highland		WA	Seattle	Pacific	1992	1999	101,289	101,289	97.24%	100.0%	55,000	Safeway
South Point Plaza		WA	Seattle	Pacific	1997	1999	190,355	190,355	97.48%	100.0%	55,443	Cost Cutters
Southcenter		WA	Seattle	Pacific	1990	1999	58,282	58,282	100.00%	100.0%	—	—
Spokane Valley		WA	None	Pacific	2004	2003	—	38,647	NA	71.4%	—	—
Thomas Lake		WA	Seattle	Pacific	1998	1999	103,872	103,872	100.00%	100.0%	50,065	Albertson’s

		WA					1,020,470	1,047,532	96.4%	96.2%	371,646	7

Regional Totals				Pacific			7,776,559	7,754,865	92.1%	94.2%	2,571,519	55

Southeast Region
Southgate Village Shopping Ctr	JV-M	AL	Birmingham	Southeast	1988	2001	75,092	75,092	100.00%	100.0%	46,733	Publix
The Marketplace Alex City		AL	None	Southeast	1987	1993	162,723	—	95.70%	0.0%	—	—
Phenix Crossing		AL	None	Southeast	2004	2003	56,563	56,563	77.82%	92.7%	38,997	Publix
Trace Crossing		AL	Birmingham	Southeast	2002	2001	74,130	74,130	85.55%	95.2%	51,420	Publix
Valleydale Village Shop Center		AL	Birmingham	Southeast	2003	2002	118,466	118,466	66.50%	66.7%	44,271	Publix
Village in Trussville		AL	Birmingham	Southeast	1987	1993	56,356	56,356	84.03%	100.0%	38,380	Bruno’s

		AL					543,330	380,607	85.5%	87.6%	219,801	5

Anastasia Plaza	JV-M	FL	Jacksonville	Southeast	1988	1993	102,342	102,342	91.33%	91.3%	48,555	Publix
Aventura Shopping Center		FL	Miami	Southeast	1974	1994	102,876	102,876	89.51%	89.5%	35,908	Publix
Beneva Village Shops		FL	Sarasota	Southeast	1987	1998	141,532	141,532	94.87%	98.3%	42,112	Publix
Berkshire Commons		FL	Naples	Southeast	1992	1994	106,354	106,354	98.65%	100.0%	65,537	Publix
Bloomingdale		FL	Tampa	Southeast	1987	1998	267,935	267,935	99.62%	99.5%	39,795	Publix
Bolton Plaza		FL	Jacksonville	Southeast	1988	1994	172,938	172,938	94.28%	93.4%	—	—
Boynton Lakes Plaza		FL	West Palm Beach	Southeast	1993	1997	130,924	130,924	100.00%	100.0%	56,000	Winn- Dixie
Carriage Gate		FL	Tallahassee	Southeast	1978	1994	76,833	76,833	95.64%	95.6%	—	—
Chasewood Plaza		FL	West Palm Beach	Southeast	1986	1993	155,603	155,603	96.62%	98.5%	54,420	Publix
Courtyard Shopping Center		FL	Jacksonville	Southeast	1987	1993	137,256	137,256	100.00%	100.0%	62,771	Albertson’s
East Port Plaza		FL	Fort Pierce	Southeast	1991	1997	235,842	235,842	71.57%	55.4%	42,112	Publix
East Towne Shopping Center		FL	Orlando	Southeast	2003	2002	69,841	69,841	78.24%	88.3%	44,840	Publix
Fleming Island		FL	Jacksonville	Southeast	2000	1998	136,662	136,662	98.28%	100.0%	47,955	Publix
Garden Square		FL	Miami	Southeast	1991	1997	90,258	90,258	97.51%	100.0%	42,112	Publix
Grande Oak		FL	Ft Myers- Cape Coral	Southeast	2000	2000	78,784	78,784	100.00%	98.2%	54,379	Publix
Highland Square	JV-M	FL	Jacksonville	Southeast	1999	1998	262,194	262,194	98.82%	98.4%	84,314	Publix/ Winn- Dixie

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Jun-04	Dec-03	Jun-04	Grocery Anchor GLA	Grocery Anchor
John’s Creek Shopping Center		FL	Jacksonville	Southeast	2004	2003	90,041	105,414	49.80%	49.1%	44,840	Publix
Julington Village	JV-C	FL	Jacksonville	Southeast	1999	1999	81,821	81,821	100.00%	100.0%	51,420	Publix
Kings Crossing Sun City	JV-M	FL	Tampa	Southeast	1999	1999	75,020	75,020	100.00%	100.0%	51,420	Publix
Lynnhaven	JV-M	FL	Panama City	Southeast	2001	2001	63,871	63,871	100.00%	100.0%	44,271	Publix
Mainstreet Square		FL	Orlando	Southeast	1988	1997	107,134	107,134	87.70%	94.9%	56,000	Winn- Dixie
Mariners Village		FL	Orlando	Southeast	1986	1997	133,440	133,440	96.35%	95.7%	45,500	Winn- Dixie
Marketplace St. Pete		FL	Tampa	Southeast	1983	1995	90,296	90,296	98.77%	98.9%	36,464	Publix
Martin Downs Village Center		FL	Fort Pierce	Southeast	1985	1993	121,946	121,946	100.00%	100.0%	—	—
Martin Downs Village Shoppes		FL	Fort Pierce	Southeast	1998	1993	49,773	49,773	86.33%	94.4%	—	—
Millhopper		FL	Gainesville	Southeast	1974	1993	84,065	84,065	98.51%	100.0%	37,244	Publix
Newberry Square		FL	Gainesville	Southeast	1986	1994	180,524	180,524	96.54%	95.6%	39,795	Publix
Ocala Corners	JV-M	FL	Tallahassee	Southeast	2000	2000	86,772	86,772	100.00%	100.0%	61,171	Publix
Ocean Breeze		FL	Fort Pierce	Southeast	1985	1993	108,209	108,209	83.55%	81.7%	36,464	Publix
Old St. Augustine Plaza		FL	Jacksonville	Southeast	1990	1996	175,459	175,459	99.40%	100.0%	51,832	Publix
Palm Harbor Shopping Village	JV-M	FL	Daytona Beach	Southeast	1991	1996	172,758	172,758	99.73%	99.7%	45,254	Publix
Palm Trails Plaza		FL	Fort Lauderdale	Southeast	1998	1997	76,067	76,067	100.00%	98.4%	59,562	Winn- Dixie
Peachland Promenade		FL	Punta Gorda	Southeast	1991	1995	82,082	82,082	94.09%	92.6%	48,890	Publix
Pebblebrook Plaza	JV-M	FL	Naples	Southeast	2000	2000	76,767	76,767	100.00%	100.0%	61,166	Publix
Pine Tree Plaza		FL	Jacksonville	Southeast	1999	1997	60,787	60,787	100.00%	97.4%	37,866	Publix
Regency Court		FL	Jacksonville	Southeast	1992	1997	218,649	218,649	99.42%	99.4%	—	—
Regency Square Brandon		FL	Tampa	Southeast	1986	1993	349,848	349,848	95.55%	93.6%	—	—
Regency Village	JV-O	FL	Orlando	Southeast	2002	2000	83,170	83,170	87.49%	89.4%	54,379	Publix
Shoppes @ 104	JV-M	FL	Miami	Southeast	1990	1998	108,192	108,192	98.71%	100.0%	46,368	Winn- Dixie
Shops of San Marco	JV-O	FL	West Palm Beach	Southeast	2002	2002	91,537	91,537	100.00%	100.0%	44,271	Publix
Starke		FL	Jacksonville	Southeast	2000	2000	12,739	12,739	99.99%	100.0%	—	—
Town Center at Martin Downs		FL	Fort Pierce	Southeast	1996	1996	64,546	64,546	100.00%	100.0%	56,146	Publix
Town Square		FL	Tampa	Southeast	1999	1997	44,679	44,679	97.46%	99.3%	—	—
University Collection		FL	Tampa	Southeast	1984	1996	106,899	106,899	95.32%	90.5%	40,143	Kash N Karry
University Marketplace		FL	Miami	Southeast	1990	1993	129,121	129,121	93.26%	82.4%	63,139	Albertson’s
Village Center 6		FL	Tampa	Southeast	1993	1995	181,110	181,110	98.45%	98.5%	36,434	Publix
Vineyard Shopping Center		FL	Tallahassee	Southeast	2002	2001	62,821	62,821	83.84%	83.8%	44,271	Publix
Welleby		FL	Fort Lauderdale	Southeast	1982	1996	109,949	109,949	98.91%	100.0%	46,779	Publix
Wellington Town Square		FL	West Palm Beach	Southeast	1982	1996	105,150	111,310	94.25%	94.2%	44,840	Publix
Willa Springs Shopping Center		FL	Orlando	Southeast	2000	2000	89,930	89,930	100.00%	100.0%	44,271	Publix

		FL					5,943,346	5,964,879	94.9%	94.1%	2,051,010	42

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

							Company Owned GLA		% Leased
Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Dec-03	Jun-04	Dec-03	Jun-04	Grocery Anchor GLA	Grocery Anchor
Ashford Place		GA	Atlanta	Southeast	1993	1997	53,450	53,450	98.57%	100.0%	—	—
Briarcliff La Vista		GA	Atlanta	Southeast	1962	1997	39,203	39,203	100.00%	100.0%	—	—
Briarcliff Village		GA	Atlanta	Southeast	1990	1997	187,156	187,156	98.51%	100.0%	43,454	Publix
Buckhead Court		GA	Atlanta	Southeast	1984	1997	55,235	55,235	81.24%	83.8%	—	—
Cambridge Square Shopping Ctr		GA	Atlanta	Southeast	1979	1996	71,475	71,475	98.95%	100.0%	40,852	Kroger
Cromwell Square		GA	Atlanta	Southeast	1990	1997	70,282	70,282	100.00%	100.0%	—	—
Cumming 400		GA	Atlanta	Southeast	1994	1997	126,900	126,900	95.90%	93.3%	56,146	Publix
Delk Spectrum		GA	Atlanta	Southeast	1991	1998	100,539	100,539	100.00%	96.8%	45,044	Publix
Dunwoody Hall		GA	Atlanta	Southeast	1986	1997	89,351	89,351	100.00%	100.0%	44,271	Publix
Dunwoody Village		GA	Atlanta	Southeast	1975	1997	120,598	120,598	92.00%	83.9%	18,400	Fresh Market
Killian Hill Center	JV-M	GA	Atlanta	Southeast	2000	2000	113,216	113,216	97.55%	97.5%	54,340	Publix
Loehmanns Plaza Georgia		GA	Atlanta	Southeast	1986	1997	137,601	137,601	95.36%	97.8%	—	—
Memorial Bend Shopping Center		GA	Atlanta	Southeast	1995	1997	177,283	177,283	95.46%	94.3%	56,146	Publix
Orchard Square	JV-M	GA	Atlanta	Southeast	1987	1995	93,222	93,222	94.85%	93.6%	44,271	Publix
Paces Ferry Plaza		GA	Atlanta	Southeast	1987	1997	61,696	61,696	100.00%	100.0%	—	—
Powers Ferry Square		GA	Atlanta	Southeast	1987	1997	97,706	97,706	91.59%	91.6%	—	—
Powers Ferry Village		GA	Atlanta	Southeast	1994	1997	78,996	78,996	99.87%	99.9%	47,955	Publix
Rivermont Station		GA	Atlanta	Southeast	1996	1997	90,267	90,267	100.00%	100.0%	58,261	Kroger
Roswell Village	JV-C	GA	Atlanta	Southeast	1997	1997	145,334	145,334	83.67%	84.8%	37,888	Publix
Russell Ridge		GA	Atlanta	Southeast	1995	1994	98,559	98,559	100.00%	100.0%	63,296	Kroger

		GA					2,008,069	2,008,069	95.8%	95.4%	610,324	13

Bent Tree Plaza	JV-M	NC	Raleigh	Southeast	1994	1998	79,503	79,503	100.00%	98.5%	54,153	Kroger
Carmel Commons		NC	Charlotte	Southeast	1979	1997	132,651	132,651	93.24%	96.9%	14,300	Fresh Market
Garner		NC	Raleigh	Southeast	1998	1998	221,776	221,776	100.00%	98.9%	57,590	Kroger
Glenwood Village		NC	Raleigh	Southeast	1983	1997	42,864	42,864	89.73%	95.3%	27,764	Harris Teeter
Kernersville Plaza		NC	Greensboro	Southeast	1997	1998	72,590	72,590	100.00%	100.0%	57,590	Harris Teeter
Lake Pine Plaza		NC	Raleigh	Southeast	1997	1998	87,691	87,691	100.00%	93.6%	57,590	Kroger
Maynard Crossing		NC	Raleigh	Southeast	1997	1998	122,832	122,782	100.00%	96.0%	55,973	Kroger
Southpoint Crossing		NC	Raleigh	Southeast	1998	1998	103,128	103,128	100.00%	96.9%	59,160	Kroger
Union Square Shopping Center		NC	Charlotte	Southeast	1989	1996	97,191	97,191	100.00%	100.0%	33,000	Harris Teeter
Woodcroft Shopping Center		NC	Raleigh	Southeast	1984	1996	89,835	89,835	100.00%	97.0%	40,832	Food Lion

		NC					1,050,061	1,050,011	98.7%	97.5%	457,952	10

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Merchants Village	JV-M	SC	Charleston	Southeast	1997	1997	79,724	79,724	100.00%	100.0%	37,888	Publix
Murray Landing		SC	Columbia	Southeast	2003	2002	64,441	64,441	91.35%	91.3%	44,840	Publix
Pelham Commons		SC	Greenville	Southeast	2003	2002	76,541	76,541	90.58%	90.6%	44,271	Publix
Queensborough	JV-O	SC	Charleston	Southeast	1993	1998	82,333	82,333	100.00%	100.0%	65,796	Publix
Rosewood Shopping Center	JV-M	SC	Columbia	Southeast	2001	2001	36,887	36,887	95.12%	97.6%	27,887	Publix

		SC					339,926	339,926	95.7%	96.0%	220,682	5

Dickson (Hwy 46 & 70)		TN	None	Southeast	1998	1998	10,908	10,908	100.00%	100.0%	—	—
Harpeth Village Fieldstone		TN	Nashville	Southeast	1998	1997	70,091	70,091	100.00%	100.0%	55,377	Publix
Nashboro		TN	Nashville	Southeast	1998	1998	86,811	86,811	95.16%	98.4%	61,224	Kroger
Northlake Village I & II		TN	Nashville	Southeast	1988	2000	151,629	151,629	92.48%	91.6%	64,537	Kroger
Peartree Village		TN	Nashville	Southeast	1997	1997	114,795	114,795	100.00%	100.0%	65,538	Harris Teeter
West End Avenue		TN	Nashville	Southeast	1998	1998	10,000	10,000	100.00%	100.0%	—	—

		TN					444,234	444,234	96.5%	96.8%	246,676	4

Regional Totals				Southeast			10,328,966	10,187,726	95.1%	94.7%	3,806,445	79

Southwest Region
Anthem Marketplace		AZ	Phoenix	Southwest	2000	2003	113,292	113,292	100.00%	100.0%	55,256	Safeway
The Shops		AZ	Phoenix	Southwest	2000	2003	35,710	35,710	86.89%	86.9%	—	—
Palm Valley Marketplace	JV-C	AZ	Phoenix	Southwest	1999	2001	107,629	107,647	96.26%	100.0%	55,403	Safeway
Paseo Village		AZ	Phoenix	Southwest	1998	1999	92,399	92,399	67.20%	66.5%	—	—
Pima Crossing		AZ	Phoenix	Southwest	1996	1999	239,438	239,407	100.00%	100.0%	—	—
Stonebridge Center		AZ	Phoenix	Southwest	2000	2000	30,236	—	75.93%	0.0%	—	—
The Provinces		AZ	Phoenix	Southwest	2000	2000	34,202	34,296	72.83%	87.8%	55,256	Safeway

		AZ					652,906	622,751	91.5%	93.6%	165,915	3

Belleview Square Shopping Center		CO	Denver	Southwest	1978	2004	—	117,545	NA	100.0%	65,104	King Soopers
Boulevard Center		CO	Denver	Southwest	1986	1999	88,511	88,511	92.04%	96.3%	52,700	Safeway
Buckley Square		CO	Denver	Southwest	1978	1999	111,146	111,146	100.00%	96.8%	62,400	King Soopers
Centerplace of Greeley		CO	Greeley	Southwest	2003	2002	148,610	148,610	76.22%	91.7%	58,374	Safeway
Centerplace of Greeley II		CO	Greeley	Southwest	2003	2002	98,124	98,124	90.10%	91.5%	—	—
Cheyenne Meadows	JV-M	CO	Colorado Springs	Southwest	1998	1998	89,893	89,893	100.00%	100.0%	69,913	King Soopers
Crossroads Commons	JV-C	CO	Boulder	Southwest	1986	2001	144,288	144,288	100.00%	100.0%	40,846	Whole Foods
Hilltop Village		CO	Denver	Southwest	2003	2002	100,048	100,028	84.89%	87.5%	66,000	King Soopers
Leetsdale Marketplace		CO	Denver	Southwest	1993	1999	119,916	119,916	100.00%	99.2%	62,600	Safeway
Littleton Square		CO	Denver	Southwest	1997	1999	94,257	94,257	100.00%	99.0%	49,751	King Soopers
Lloyd King Center		CO	Denver	Southwest	1998	1998	83,326	83,326	100.00%	100.0%	61,040	King Soopers

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
Monument Jackson Creek		CO	Colorado Springs	Southwest	1999	1998	85,263	85,263	100.00%	100.0%	69,913	King Soopers
New Windsor Marketplace		CO	Greeley	Southwest	2003	2002	95,877	95,877	76.08%	84.9%	66,507	King Soopers
Stroh Ranch		CO	Denver	Southwest	1998	1998	93,436	93,436	100.00%	100.0%	69,719	King Soopers
Willow Creek Center	JV-C	CO	Denver	Southwest	1985	2001	166,421	162,896	97.88%	100.0%	53,294	Safeway
Woodmen Plaza		CO	Colorado Springs	Southwest	1998	1998	104,558	104,558	100.00%	100.0%	69,716	King Soopers

		CO					1,623,674	1,737,674	94.2%	96.7%	917,877	15

Addison Town Center	JV-C	TX	Dallas	Southwest	1993	2003	183,983	183,983	79.16%	86.5%	50,540	Kroger
Alden Bridge		TX	Houston	Southwest	1998	2002	138,952	138,952	96.51%	96.5%	67,768	Kroger
Arapaho Village		TX	Dallas	Southwest	1997	1999	103,033	103,033	82.80%	82.8%	43,256	Tom Thumb
Atascocita Center		TX	Houston	Southwest	2003	2002	94,180	94,180	77.46%	80.3%	62,680	Kroger
Bethany Park Place		TX	Dallas	Southwest	1998	1998	74,066	74,066	100.00%	100.0%	58,374	Kroger
Casa Linda Plaza		TX	Dallas	Southwest	1997	1999	324,639	324,639	85.09%	81.8%	59,561	Albertson’s
Champions Forest		TX	Houston	Southwest	1983	1999	115,247	115,247	88.61%	86.9%	56,457	Randall’s Food
Cochran’s Crossing		TX	Houston	Southwest	1994	2002	138,192	138,192	100.00%	100.0%	63,449	Kroger
Cooper Street		TX	Fort Worth	Southwest	1992	1999	133,196	133,196	100.00%	100.0%	—	—
Creekside	JV-O	TX	Fort Worth	Southwest	1998	1998	101,016	—	98.61%	0.0%	—	—
Fort Bend Center		TX	Houston	Southwest	2000	2000	30,164	30,164	76.39%	65.8%	67,106	Kroger
Hancock		TX	Austin	Southwest	1998	1999	410,438	410,438	96.75%	97.3%	90,217	H.E.B.
Hebron Park	JV-M	TX	Dallas	Southwest	1999	1999	46,800	46,800	88.03%	91.0%	59,460	Albertson’s
Hillcrest Village		TX	Dallas	Southwest	1991	1999	14,530	14,530	100.00%	100.0%	—	—
Indian Springs Center	JV-O	TX	Houston	Southwest	2003	2002	135,756	135,756	63.78%	84.2%	79,000	H.E.B.
Keller Town Center		TX	Fort Worth	Southwest	1999	1999	114,937	114,937	96.71%	98.4%	63,631	Tom Thumb
Kleinwood Center		TX	Houston	Southwest	2003	2002	152,906	152,886	72.52%	83.8%	78,348	H.E.B.
Lebanon/Legacy Center		TX	Dallas	Southwest	2002	2000	56,669	56,669	64.65%	67.3%	62,804	Albertson’s
MacArthur Park Phase II	JV-C	TX	Dallas	Southwest	1999	1999	198,443	198,443	100.00%	100.0%	63,373	Kroger
Main Street Center		TX	Dallas	Southwest	2002	2002	42,821	42,922	70.13%	72.4%	62,322	Albertson’s
Market at Preston Forest		TX	Dallas	Southwest	1990	1999	90,171	91,624	100.00%	100.0%	51,818	Tom Thumb
Market at Round Rock		TX	Austin	Southwest	1987	1999	123,046	123,046	95.81%	95.8%	63,800	Albertson’s
Matlock Center		TX	Dallas	Southwest	2000	2000	40,068	—	91.75%	0.0%	—	—
Mills Pointe		TX	Dallas	Southwest	1986	1999	126,186	126,186	85.32%	86.0%	52,688	Tom Thumb
Mockingbird Common		TX	Dallas	Southwest	1987	1999	120,321	120,321	91.15%	87.6%	48,525	Tom Thumb

PORTFOLIO SUMMARY REPORT BY REGION June 30, 2004

Property Name	JV	State	MSA	Region	Yr Const or Last Rnvtn	Year Acquired	Company Owned GLA		% Leased		Grocery Anchor GLA	Grocery Anchor
							Dec-03	Jun-04	Dec-03	Jun-04
North Hills		TX	Austin	Southwest	1995	1999	144,019	144,019	100.00%	98.7%	60,465	H.E.B.
Northview Plaza		TX	Dallas	Southwest	1991	1999	116,016	116,016	90.32%	88.8%	58,890	Kroger
Panther Creek		TX	Houston	Southwest	1994	2002	165,660	165,560	93.36%	95.9%	65,800	Randall’s Food
Preston Park		TX	Dallas	Southwest	1985	1999	273,396	273,396	78.24%	77.2%	52,688	Tom Thumb
Prestonbrook		TX	Dallas	Southwest	1998	1998	91,274	91,274	100.00%	100.0%	63,373	Kroger
Prestonwood Park		TX	Dallas	Southwest	1999	1999	101,024	101,024	88.38%	82.5%	62,322	Albertson’s
Rockwall		TX	Dallas	Southwest	2004	2002	65,644	65,644	0.00%	0.0%	57,017	Tom Thumb
Shiloh Springs		TX	Dallas	Southwest	1998	1998	110,040	110,040	93.64%	97.5%	60,932	Kroger
Signature Plaza		TX	Dallas	Southwest	2004	2003	28,795	28,795	0.00%	52.1%	61,962	Kroger
Southlake	JV-O	TX	Fort Worth	Southwest	1998	1998	118,092	—	96.42%	0.0%	—	—
Southpark		TX	Tyler	Southwest	1997	1999	147,088	—	97.96%	0.0%	—	—
Spring West Center		TX	Houston	Southwest	2004	2003	128,796	128,796	72.89%	75.2%	109,121	H.E.B.
Sterling Ridge		TX	Houston	Southwest	2000	2002	128,643	128,643	100.00%	100.0%	63,373	Kroger
Sweetwater Plaza	JV-C	TX	Houston	Southwest	2000	2001	134,045	134,045	100.00%	100.0%	65,241	Kroger
Trophy Club		TX	Fort Worth	Southwest	1999	1999	106,607	106,607	85.30%	85.3%	63,654	Tom Thumb
Valley Ranch Centre		TX	Dallas	Southwest	1997	1999	117,187	117,187	86.69%	84.5%	55,750	Tom Thumb

		TX					5,086,086	4,681,256	88.1%	88.6%	2,205,765	35

Regional Totals				Southwest			7,362,666	7,041,681	89.8%	91.1%	3,289,557	53

Regency Centers Total							30,347,751	29,971,402	92.6%	92.9%	11,873,743	223

	Company Owned GLA		% Leased
Stabilized Properties	Dec-03	Jun-04	Dec-03	Jun-04
Alabama	424,864	262,141	90.8%	97.1%
Arizona	652,906	622,751	91.5%	93.6%
California	4,570,560	4,531,553	97.8%	98.5%
Colorado	1,329,625	1,443,645	96.5%	98.5%
Delaware	240,418	240,418	99.5%	99.4%
Florida	5,720,643	5,726,803	95.9%	95.1%
Georgia	2,008,069	2,008,069	95.8%	95.4%
Illinois	408,211	415,011	97.0%	95.9%
Kentucky	323,029	302,669	97.8%	97.5%
Maryland	188,243	206,050	90.2%	91.7%
Michigan	279,265	279,265	91.9%	93.4%
Mississippi	0	0	0.0%	0.0%
Missouri	82,498	0	91.5%	0.0%
New Hampshire	0	0	0.0%	0.0%
New Jersey	88,993	88,993	89.4%	98.6%
North Carolina	1,050,061	1,050,011	98.7%	97.5%
Ohio	1,901,539	1,849,278	92.5%	87.7%
Oregon	764,315	763,655	93.1%	94.8%
Pennsylvania	6,000	6,000	100.0%	100.0%
South Carolina	198,944	198,944	99.1%	99.5%
Tennessee	444,234	444,234	96.5%	96.8%
Texas	4,380,519	3,975,608	92.5%	91.8%
Virginia	1,008,681	1,107,317	99.3%	98.6%
Washington	931,901	925,316	98.3%	98.9%
Wyoming	0	0	0.0%	0.0%

Total Stabilized Properties	27,003,518	26,447,731	95.5%	95.3%

JV-C:	Joint Venture with Macquarie Country-wide U.S.
JV-M:	Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
JV-MD:	Joint Venture with Macquarie Direct Property U.S.
JV-O:	Other, single property joint venture

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS June 30, 2004

Tenant	Tenant GLA*	% of Company Owned GLA *	Pro-Rata Annualized Base Rent*	% of Pro-Rata Annualized Company Base Rent	Total # of Leased Stores	# of Leased Stores in JV
Kroger	3,369,575	11.2%	25,432,092	7.91%	56	12
Publix	2,462,074	8.2%	16,270,941	5.06%	54	17
Safeway	1,966,677	6.6%	15,900,952	4.94%	40	7
Albertsons	852,599	2.8%	6,809,241	2.12%	16	3
Blockbuster	371,122	1.2%	6,682,263	2.08%	66	7
H.E.B. Grocery	417,151	1.4%	4,497,612	1.40%	5	1
Kohl’s Department Store	265,782	0.9%	3,079,752	0.96%	3	0
Harris Teeter	244,499	0.8%	2,914,612	0.91%	5	0
Shoppers Food Warehouse/ Supervalu	249,809	0.8%	2,792,509	0.87%	4	1
Walgreens	235,216	0.8%	2,778,834	0.86%	17	2
Eckerd	207,558	0.7%	2,631,790	0.82%	21	4
Washington Mutual Bank	117,291	0.4%	2,558,930	0.80%	31	5
Winn Dixie	379,470	1.3%	2,533,716	0.79%	7	2
Hallmark	176,893	0.6%	2,207,542	0.69%	40	9
Long’s Drugs	235,577	0.8%	1,966,942	0.61%	10	2
Starbucks	85,257	0.3%	1,966,549	0.61%	55	12
Stater Brothers	130,441	0.4%	1,930,417	0.60%	3	0
Hollywood Video	105,118	0.4%	1,812,653	0.56%	17	4
The UPS Store	109,146	0.4%	1,806,329	0.56%	78	20
Circuit City	116,860	0.4%	1,764,956	0.55%	4	0
Subway	86,650	0.3%	1,743,920	0.54%	68	13
Michaels	166,015	0.6%	1,658,844	0.52%	6	0
Great Clips	87,030	0.3%	1,644,149	0.51%	68	11

GLA owned & occupied by the anchor not included above:

Albertsons	439,518
Safeway	426,273
Kroger	191,748

1,057,539

# of Tenant- Owned Stores	Total # of Stores (including Tenant-Owned)
7	23
8	48
3	59

*	GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata Annualized Base Rent includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS

The following table sets forth, for all leases in place as of June 30, 2004, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

Lease Expiration Year	Expiring GLA	Percent of Total Company SF	Pro-Rata In-Place Minimum Rent Under Expiring Leases*	Percent of Total Minimum Rent **	In-Place Minimum Rent Under Expiring Leases - at 100%	Expiring A.B.R at 100%
(1)	265,169	1.0%	3,369,236	1.1%	3,760,927	14.18
2004	538,870	2.0%	8,573,171	2.8%	9,890,967	18.36
2005	2,137,241	8.0%	30,368,625	9.9%	34,709,269	16.24
2006	2,725,496	10.2%	36,464,284	11.9%	41,330,907	15.16
2007	2,985,150	11.1%	38,758,728	12.7%	45,107,281	15.11
2008	2,704,459	10.1%	35,832,118	11.7%	41,116,352	15.20
2009	2,151,299	8.0%	28,904,091	9.4%	32,336,683	15.03
2010	1,077,105	4.0%	11,022,386	3.6%	13,275,798	12.33
2011	1,080,456	4.0%	11,350,523	3.7%	13,911,522	12.88
2012	1,212,923	4.5%	12,914,392	4.2%	17,338,151	14.29
2013	822,061	3.1%	10,375,105	3.4%	12,630,188	15.36

10 Year Total	17,700,229	66.1%	227,932,659	74.4%	265,408,045
Thereafter	9,084,464	33.9%	78,438,104	25.6%	95,109,584	10.47

	26,784,693	100.0%	306,370,763	100.0%	360,517,629	13.46

(1)	Leases currently under month to month lease or in process of renewal

*	Expiring GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata In-Place Minimum Rent Under Expiring Leases includes only Regency’s pro-rata share of rent from unconsolidated joint ventures.

**	Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE June 30, 2004

	Annual				Quarterly
	2002A	2003A	2004E		1Q04A	2Q04A	3Q04E	4Q04E
($000s except per share numbers)
FFO / Share before impairment and preferred redemption charges (for actuals please see related press release)				$3.17 - $3.27			$0.85 -$0.89
Impairment charges
Preferred unit redemption charges				$(0.07)			$(0.07)
FFO / Share (for actuals please see related press release)				$3.10 - $3.20			$0.78 - $0.82

Operating Portfolio
Occupancy	94.8%	95.4%		95.0%	95.4%	95.3%
Same store growth	3.0%	2.7%		2.3% - 2.5%	2.3%	2.3%
Rental growth	10.8%	9.5%		5% - 8%	12.1%	5.8%
Recovery rate	79.0%	80.0%		78% - 80%	78.1%	79.1%
Percentage rent	$5,443	$4,597		$3,500 - $4,000	$459	$339

Investment Activity
Acquisitions - 100% REG owned	$106,704	$75,427		$105,000	$0	$40,847
Acquisition cap rate	8.5%	8.3%		7.5%		7.8%

JV Acquisitions (gross $)	$246,773	$271,945		$250,000	$0	$17,272
JV Acquisition cap rate	9.0%	8.2%		7.0% - 8.25%		8.25%
REG % Ownership	23%	24%		22%		25%

Dispositions - op. properties (100% REG owned)	$258,023	$157,971		$200,000	$26,952	$17,272
Dispositions cap rate	9.5%	8.8%		9.0%	10.6%	8.25%

Development starts	$335,505	$300,300		$300,000	$4,868	$22,480

Development stabilizations - net development costs	$287,049	$194,220	$ $	250,000 - 275,000	$97,479	$30,567
NOI yield on net dev. Costs	10.4%	10.4%		10% - 10.5%	10.3%	10.9%
Development stabilizations - total costs after out parcel allocation	$310,206	$212,800	$ $	265,000 - 290,000	$104,376	$32,159
NOI yield on total costs after out parcel allocation	9.6%	9.5%		9.5% - 10%	9.7%	10.3%

Transaction profits net of taxes	$25,845	$35,701	$ $	30,000 - 35,000	$3,353	$5,614
Third party fees and commissions	$4,617	$6,419	$ $	7,500 - 8,500	$1,610	$1,766

Financing Assumptions
Projected development funding (in process properties only)
Debt / total assets before depreciation	40.3%	42.9%		<43%	43.8%	43.5%
Unsecured/secured debt offerings	$250,000			$150,000	$150,000
— interest rate	6.75%			4.95%	4.95%
— interest rate after hedge settlement				5.47%	5.47%
Capitalized interest/gross interest	13.8%	13.4%		13% - 18%	13.6%	14.1%
Capitalized interest	$13,754	$13,106			$3,323	$3,180

Net Asset Valuation Guidance				2Q04
Expansion land and out parcels available
— estimated market value				$34,150
NOI from CIP properties				$4,116
NOI from leases signed but not yet rent-paying in stabilized developments				$950
Straight-line rent receivable				$23,367

In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management’s beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining government approvals and meeting development schedules. During the quarter, Regency’s corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

RECONCILIATION OF FFO GUIDANCE TO NET INCOME All numbers are per share except weighted average shares

	Three Months Ended September 30, 2004		Full Year 2004
Funds From Operations Guidance:
Net income for common stockholders	$0.44	$0.48	$2.04	$2.14
Add (Less):
Depreciation expense and Amortization	$0.34	$0.34	$1.30	$1.30
Loss (gain) on sale of operating properties	$0.00	$0.00	$(0.24)	$(0.24)

Funds from Operations	$0.78	$0.82	$3.10	$3.20

Weighted Average Shares (000’s)	62,450		62,373

Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company’s taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.